Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Environmental Energy Services, Inc., a Delaware corporation (the "Company"), do hereby certify, to the best of his knowledge, that:

1. The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 (the "Form 10-QSB") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A. Leon Blaser

A. Leon Blaser, Chief Executive Officer

Date: May 14, 2004